UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2006

PartnerRe Ltd.
(Exact Name of Registrant as specified in its Charter)

Bermuda
(State or other jurisdiction of Incorporation)

0-2253		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On November 2, 2006, PartnerRe Finance II Inc. (“Finance”), an indirect wholly owned subsidiary of PartnerRe Ltd., and PartnerRe Ltd. (the “Company”) agreed to sell $250,000,000 aggregate principal amount of Finance’s 6.440 % Fixed-to-Floating Rate Junior Subordinated Capital Efficient Notes (“CENts”) due 2066. The CENts were offered pursuant to a Registration Statement (No. 333-133573) on Form S-3 and are guaranteed on a subordinated basis by the Company. In connection with this agreement, Finance and the Company entered into several contracts as described below.

Underwriting Agreement

     On November 2, 2006, Finance and the Company entered into an underwriting agreement with J.P. Morgan Securities Inc. and Lehman Brothers Inc., as representatives of the underwriters named therein, with respect to the offer and sale of $250,000,000 CENts. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

Junior Subordinated Indenture and First Supplemental Junior Subordinated Indenture

     On November 7, 2006, Finance, the Company and The Bank of New York, as trustee, entered into a Junior Subordinated Indenture and a First Supplemental Junior Subordinated Indenture. Copies of these agreements are filed as Exhibits 4.1 and 4.2 hereto.

Junior Subordinated Debt Securities Guarantee Agreement and First Supplemental Junior Subordinated Debt Securities Guarantee Agreement

     On November 7, 2006, the Company and The Bank of New York, as guarantee trustee, entered into a Junior Subordinated Debt Securities Guarantee Agreement and a First Supplemental Junior Subordinated Debt Securities Guarantee Agreement. Copies of these agreements are filed as Exhibits 4.3 and 4.4 hereto.

     The foregoing descriptions of these agreements are qualified by reference to the agreements themselves, which are attached as exhibits to this report.

Item 9.01 Financial Statements and Exhibits

     The exhibits to this report are incorporated by reference into Registration Statement (No. 333-133573) filed by Finance and the Company.

(d)  Exhibits

1.1 Underwriting Agreement dated November 2, 2006 among PartnerRe Finance II Inc., PartnerRe Ltd., J.P. Morgan Securities Inc., Lehman Brothers Inc. and the other underwriters named therein.

4.1 Junior Subordinated Indenture dated November 7, 2006 among PartnerRe Finance II Inc., PartnerRe Ltd. and The Bank of New York.

4.2 First Supplemental Junior Subordinated Indenture (including the form of the CENts) among PartnerRe Finance II Inc., PartnerRe Ltd. and The Bank of New York.

4.3 Junior Subordinated Debt Securities Guarantee Agreement dated November 7, 2006 between PartnerRe Ltd. and The Bank of New York.

4.4 First Supplemental Junior Subordinated Debt Securities Guarantee Agreement dated November 7, 2006 between PartnerRe Ltd. and The Bank of New York.

5.1 Opinion of Davis Polk & Wardwell.

5.2 Opinion of Marc Wetherhill, corporate counsel to PartnerRe Ltd.

12.1 Computation of Ratio of Earnings.

23.1 Consent of Davis Polk & Wardwell (included in Exhibit 5.1).

23.2 Consent of Marc Wetherhill, corporate counsel to PartnerRe Ltd. (included in Exhibit 5.2).

25.1 Statement of Eligibility on Form T-1 of The Bank of New York regarding the Junior Subordinated Debt Securities.

25.2 Statement of Eligibility on Form T-1 of The Bank of New York regarding PartnerRe Ltd. Guarantee of Junior Subordinated Debt Securities.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd.
(Registrant)

Date:	November 7, 2006	By:	/s/ Amanda Sodergren

			Name:	Amanda Sodergren
			Title:	Director of Group Legal

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated November 2, 2006 among PartnerRe Finance II Inc., PartnerRe Ltd., J.P. Morgan Securities Inc., Lehman Brothers Inc. and the other underwriters named therein.

4.1	Junior Subordinated Indenture dated November 7, 2006 among PartnerRe Finance II Inc., PartnerRe Ltd. and The Bank of New York.

4.2	First Supplemental Junior Subordinated Indenture (including the form of the CENts) among PartnerRe Finance II Inc., PartnerRe Ltd. and The Bank of New York.

4.3	Junior Subordinated Debt Securities Guarantee Agreement dated November 7, 2006 between PartnerRe Ltd. and The Bank of New York.

4.4	First Supplemental Junior Subordinated Debt Securities Guarantee Agreement dated November 7, 2006 between PartnerRe Ltd. and The Bank of New York.

5.1	Opinion of Davis Polk & Wardwell.

5.2	Opinion of Marc Wetherhill, corporate counsel to PartnerRe Ltd.

12.1	Computation of Ratio of Earnings.

23.1	Consent of Davis Polk & Wardwell (included in Exhibit 5.1).

23.2	Consent of Marc Wetherhill, corporate counsel to PartnerRe Ltd. (included in Exhibit 5.2).

25.1	Statement of Eligibility on Form T-1 of The Bank of New York regarding the Junior Subordinated Debt Securities.

25.2	Statement of Eligibility on Form T-1 of The Bank of New York regarding PartnerRe Ltd. Guarantee of Junior Subordinated Debt Securities.